PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                          STRONG SCHAFER VALUE FUND II


                 Supplement to the Prospectus dated May 1, 2000


Pursuant to the Subadvisory Agreement (Agreement) between Strong Capital Management, Inc. (Strong) and Schafer Capital Management, Inc. (Schafer), Strong notified Schafer on January 10, 2001 that Strong intends to terminate the Agreement. As a result, March 11, 2001 will be the last day Schafer Capital Management, Inc. will serve as the subadvisor for the fund.

Mr. I. Charles Rinaldi will become the portfolio manager of the fund on March 12, 2001. Mr. Rinaldi has over 25 years of investment experience. He joined Strong as a portfolio manager in November 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced fund and managed the value and growth portfolios of an aggressive equity fund. Prior to joining MOA, he was employed by Glickenhaus & Co. Mr. Rinaldi received his bachelors degree in Biology from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.




           The date of this Prospectus Supplement is January 15, 2001.